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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2002

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SIGMA-ALDRICH CORPORATION

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(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

 (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (314) 771-5765

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Item 5. Other Events

On December 16, 2002, Sigma-Aldrich Corporation issued a press release regarding, among other things, organizational realignment.  The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Press Release issued December 16, 2002 -- SIGMA-ALDRICH ANNOUNCES NEW ROLES FOR SENIOR EXECUTIVES

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2002

                                                                                                               SIGMA-ALDRICH CORPORATION

                                                                                                               By: /s/ Karen Miller
                                                                                                               Karen Miller, Corporate Controller

EXHIBIT INDEX

Exhibit No.        Description

99.1                   Press Release issued December 16, 2002 -- SIGMA-ALDRICH ANNOUNCES NEW ROLES FOR SENIOR EXECUTIVES

 Exhibit 99.1
[Letterhead of Sigma-Aldrich]

From: David R. Harvey, Chairman, President and CEO For questions contact:

Kirk A. Richter, Treasurer

(314) 286-8004

FOR IMMEDIATE RELEASE

December 16, 2002

SIGMA-ALDRICH ANNOUNCES NEW ROLES FOR SENIOR EXECUTIVES

Sigma-Aldrich (NASDAQ: SIAL) announced changes in organizational responsibilities among its existing executive staff to coincide with the latest revisions in the Company's ongoing implementation of its strategic plan. Effective immediately:

    Frank Wicks, 49, former President of the Company's Scientific Research division, becomes the new President of its Fine Chemicals division. Wicks will also direct and champion the Company's new globally-coordinated sales organization;
    Jai Nagarkatti, 55, former President of the Company's Fine Chemicals division, becomes the new President of its Scientific Research division. Nagarkatti will also be charged with making further improvements in the Company's global efforts in operations;
    Dave Julien, 48, will continue as President of the Company's high growth Biotechnology division. Julien will simultaneously spearhead new initiatives to coordinate the Company's global activities in marketing, business development and research & development; and
    Mike Hogan, 49, will continue as Chief Administrative Officer and CFO, while assuming additional responsibilities for expanding and driving savings and service improvements from the Company's process improvement initiatives worldwide.
In commenting on these organizational changes, Chairman and CEO David Harvey said: "We're pleased by our successes to date, as evidenced by both the #1 ratings we receive from customers for our catalogs, our web site and our service and the performance of our stock over the past three years. But we'll never be complacent. These newly assigned responsibilities can only broaden and deepen our senior management team's experience and knowledge of our global business. And we look forward to the new energy, approaches and ideas that each of them will bring to his new cross-functional and cross-divisional global assignment."

About Sigma-Aldrich: Sigma-Aldrich is a leading Life Science and High Technology company. Our biochemical and organic chemical products and kits are used in scientific and genomic research, biotechnology, pharmaceutical development, the diagnosis of disease and chemical manufacturing. We have customers in life science companies, university and government institutions, hospitals and in industry. Sigma-Aldrich operates in 34 countries and has 6,000 employees providing excellent service worldwide. We are committed to the success of our Customers, Employees and Shareholders through leadership in Life Science, High Technology and Service.

Cautionary Statement: This release contains forward-looking statements relating to future performance, goals, strategic actions and initiatives and similar intentions and beliefs, and other statements regarding the Company's expectations, goals, beliefs, intentions and the like regarding future sales, earnings, return on equity and other matters. These statements involve assumptions regarding Company operations, investments and acquisitions and conditions in the markets the Company serves. Although the Company believes its expectations are based on reasonable assumptions, such statements are subject to risks and uncertainties, including, among others, certain economic, political and technological factors. Actual results could differ materially from those stated or implied in this news release, due to, but not limited to, such factors as changes in pricing and the competitive environment, other changes in the business environment in which the Company operates, changes in research funding, uncertainties surrounding government healthcare reform, government regulations applicable to the business, the impact of fluctuations in interest rates and foreign currency exchange rates and the effectiveness of the Company's further implementation of its global software systems. The Company does not undertake any obligation to update these forward-looking statements.

For more information about Sigma-Aldrich, please visit our award-winning web site at www.sigma-aldrich.com.